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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)


Filed by the Registrant  [X]    Filed by a Party other than Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12




                        Publishers Equipment Corporation
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[ ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:  $0.88

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    2) Form, Schedule or Registration Statement No.:  PREM14A

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    3) Filing Party:  Registrant

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    4) Date Filed:  April 5, 2001

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Dallas, Texas - August 24, 2001 - Publishers Equipment Corporation (OTCBB
symbol: PECN.OB) announced today that its August 24, 2001, Annual Meeting of Shareholders was adjourned until September 13, 2001. In making the announcement, Evans Kostas, Chairman and Chief Executive Officer, stated that the meeting was adjourned in order to give additional shareholders a further opportunity to vote on the Annual Meeting proposals.

The reconvened meeting will take place in the offices of the Company's wholly-owned subsidiary, King Press Corporation of Joplin, Missouri. All previously scheduled agenda items will remain the same.

For additional details contact J. Chris Moos at (417) 781-3700.



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                  [Publishers Equipment Corporation letterhead]
                       [Letter to Registered Shareholders]


           PROPOSED REVERSE STOCK SPLIT - YOUR VOTE IS VERY IMPORTANT


Dear Fellow Shareholders:

You have previously received Proxy materials in connection with the Annual Meeting of Shareholders of Publisher Equipment Corporation that was held on Friday, August 24, 2001. According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED. The August 24th meeting was adjourned to September 13, 2001 to allow your vote and that of other Shareholders to be recorded.

At the August 24th meeting you were asked to approve a 100:1 reverse stock split of the Company's common stock and a related amendment to its Articles of Incorporation. Your Board of Directors believes that the reverse stock split will provide significant benefits to the Company as summarized in the Proxy Statement you received.

WE NEED YOUR SUPPORT! Approval of the reverse stock split requires an affirmative vote from two-thirds of the outstanding shares for both the reverse stock split and amendment to the Articles of Incorporation. If you do not vote, it is as if you are opposing the reverse stock split.

We want to receive your vote on this important step for the Company. I have included a new proxy card and return envelope to have your vote recorded and hope that you will follow the Board of Directors recommendation by voting FOR both the reverse stock split and related amendment. Your proxy card can be returned by telefax if you wish to (312) 601-4346 which will expedite the counting of your vote.

Sincerely,

Evans Kostas
Chairman of the Board
Chief Executive Officer


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                  [Publishers Equipment Corporation letterhead]
                      [Letter for Street Name Shareholders]

           PROPOSED REVERSE STOCK SPLIT - YOUR VOTE IS VERY IMPORTANT


Dear Fellow Shareholders:

You have previously received Proxy materials in connection with the Annual Meeting of Shareholders of Publisher Equipment Corporation that was held on Friday, August 24, 2001. According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED. The August 24th meeting was adjourned to September 13, 2001 to allow your vote and that of other Shareholders to be recorded.

At the August 24th meeting you were asked to approve a 100:1 reverse stock split of the Company's common stock and a related amendment to its Articles of Incorporation. Your Board of Directors believes that the reverse stock split will provide significant benefits to the Company as summarized in the Proxy Statement you received.

WE NEED YOUR SUPPORT! Approval of the reverse stock split requires an affirmative vote from two-thirds of the outstanding shares for both the reverse stock split and amendment to the Articles of Incorporation. If you do not vote, it is as if you are opposing the reverse stock split.

Your broker allows you to vote your shares telephonically or via the internet if you wish. Follow the instructions on the enclosed voting form to cast your ballot. Remember, your broker cannot vote your shares until you instruct him or her to do so.

We want to receive your vote on this important step for the Company and hope that you will follow the recommendation of the Board of Directors by voting FOR both the reverse stock split and related amendment. You may vote by one of the following methods:

o Call the toll free 800 number on the voting form included in this package using the 12-digit control number located on the voting form. There is no cost for this call.

o Vote over the internet at www.proxyvote.com using the 12-digit control number located on the voting form.

o Vote and sign the proxy card and mail it back in the enclosed postage-paid envelope prior to the September 13, 2001 meeting date.

Sincerely,

Evans Kostas
Chairman of the Board
Chief Executive Officer


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